Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Supplement dated January 14, 2022
to the
Roundhill Ball Metaverse ETF
(the “Fund”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated June 28, 2021

Effective upon the open of trading on January 31, 2022 (the “Effective Date”), the Fund’s ticker symbol will change from “META” to “METV”. Accordingly, as of the Effective Date, all references to the Fund’s ticker symbol in the Prospectus, Summary Prospectus and SAI are deleted and replaced with “METV”.

No action is required by current shareholders of the Fund as a result of this change. In addition, the change in the Fund’s ticker symbol will have no effect on its investment objective or strategy. The Fund will continue to offer investors exposure to the Metaverse by providing investment results that closely correspond, before fees and expenses, to the performance of the Ball Metaverse Index.

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.